BRINKER CAPITAL DESTINATIONS TRUST
Destinations Multi Strategy Alternatives Fund
(the “Fund”)
SUPPLEMENT DATED OCTOBER 13, 2026,
TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JULY 1, 2026
This Supplement provides new and additional information beyond that contained in the Summary Prospectus and
Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.
Addition to Portfolio Management for the Destinations Multi Strategy Alternatives Fund
Numeric Investors LLC has been appointed to serve as a Sub-adviser to the Fund. Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:
In the “Investment adviser” section of the Summary Prospectus and the corresponding section of the Prospectus, the following is hereby added to the “Sub-advisers and Portfolio Managers” table in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Numeric Investors, LLC
Robert Lam, Portfolio Manager and Head of Fixed Income	2026
Jayendran Rajamony, CFA, Portfolio Manager and Director of Alternatives	2026
Joseph Schirripa, CFA, Senior Portfolio Manager	2026

In addition, in the “Fund Management” section of the Prospectus, under the heading titled “The Multi-Manager Strategy,” under the sub-heading titled “Destinations Multi Strategy Alternatives Fund,” the following text is hereby added in the appropriate alphabetical order thereof:
Numeric Investors LLC: Numeric Investors LLC (“Numeric”), located at 200 Pier 4 Boulevard, Boston, Massachusetts 02210, serves as a Sub-adviser to the Destinations Multi Strategy Alternatives Fund. Numeric is a Delaware limited liability company and is a wholly owned subsidiary of Man Group plc., a Delaware corporation. Numeric provides investment advisory services for U.S. and non-U.S. clients. A team of investment professionals manages the portion of the Destinations Multi Strategy Alternatives Fund’s assets allocated to Numeric. Robert Lam is the Head of Fixed Income at Numeric where he is responsible for the development and day-to-day portfolio management of all credit strategies. Prior to joining Numeric in 2018, Mr. Lam held positions with Deutsche Bank Securities, Incapture, and most recently with Apollo Global Management where he led quantitative research and data science for the liquid credit opportunities business. He received a bachelor’s degree in applied science in systems design engineering from the University of Waterloo. Jayendran Rajamony, CFA, joined Numeric in 2004 and is the Director of Alternatives at Numeric. Prior to joining Numeric, Mr. Rajamony worked as a quantitative analyst at Independence Investments. He received a Bachelor of Technology degree in Naval Architecture from the Indian Institute of Technology, a Master of Business Administration degree with distinction from Cornell University and a doctorate degree in Physical Oceanography from the University of Rhode Island. Mr. Rajamony holds the Charted Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston. Joseph Schirripa is the Head of Equity Risk Premia at Numeric. In this role, Mr. Schirripa is responsible for the oversight and day-to-day management of Numeric’s Equity Risk Premia portfolios. He re-joined Numeric in 2020 as a senior portfolio manager. Mr. Schirripa had previously worked at Numeric from 2003 to 2016, where he held several roles, including the Head of US Large Cap and Global strategies. Prior to joining Numeric in 2003, he was a vice president and assistant portfolio manager at Standish Mellon. Before attending business school in 1997, Mr. Schirripa held several roles as a technology research and development engineer in the semiconductor industry in Silicon Valley. He holds a bachelor’s degree in physics from the Massachusetts Institute of Technology (MIT), a Master of Business Administration degree from the Sloan MIT School of Management and a master’s degree in electrical engineering from MIT. Mr. Schirripa is a CFA charterholder.
There are no other changes to the Prospectus.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.